                                  EXHIBIT 24.1

                               STERIS CORPORATION
                               POWER OF ATTORNEY
Forms S-8

     Each of the undersigned hereby makes, constitutes, and appoints Bill R. Sanford, Les C. Vinney, Laurie Brlas, David C. Dvorak, Roy L. Turnell, and each of them, his or her true and lawful attorney, with full power of substitution, for and in his or her name, place, and stead to affix, as attorney-in-fact, his or her signature in any and all capacities, to any and all registration statements on Form S-8 and amendments thereto to be filed with the Securities and Exchange Commission with respect to Common Shares of STERIS Corporation, an Ohio corporation (the "Company") issuable or issued in connection with Nonqualified Stock Option Agreements entered into by the Company with Laurie Brlas, David L. Crandall, and Les C. Vinney, hereby granting unto each said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall not apply to any registration statement or amendment filed after May 25, 2002.

     IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 26th day of May, 2000.

/s/ Raymond A. Lancaster                 /s/ J.B. Richey
------------------------------           ----------------------
Raymond A. Lancaster, Director           J. B. Richey, Director


/s/ Jerry E. Robertson                   /s/Frank E. Samuel, Jr.
----------------------------             ------------------------------
Jerry E. Robertson, Director             Frank E. Samuel, Jr., Director


/s/ Loyal W. Wilson                      /s/ Bill R. Sanford
-------------------------                --------------------------------------
Loyal W. Wilson, Director                Bill R. Sanford, Chairman of the Board
                                         and CEO


/s/ Les C. Vinney                        /s/ Laurie Brlas
-----------------------------            ---------------------------------------------
Les C. Vinney                            Laurie Brlas, Senior Vice President and Chief
President and Chief Operating            Financial Officer (Principal Financial and
Officer, Director                        Accounting Officer)

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